EXHIBIT 99.2
EXXON MOBIL CORPORATION

3Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	3Q10	2Q10	1Q10	4Q09	3Q09
Upstream
United States	999	865	1,091	1,011	709
Non-U.S.	4,468	4,471	4,723	4,769	3,303
Total	5,467	5,336	5,814	5,780	4,012
Downstream
United States	164	440	(60)	(287)	(203)
Non-U.S.	996	780	97	98	528
Total	1,160	1,220	37	(189)	325
Chemical
United States	676	685	539	292	315
Non-U.S.	553	683	710	424	561
Total	1,229	1,368	1,249	716	876

Corporate and financing	(506)	(364)	(800)	(257)	(483)
Net income attributable to ExxonMobil (U.S. GAAP)	7,350	7,560	6,300	6,050	4,730
Earnings per common share (U.S. GAAP)	1.44	1.61	1.33	1.27	0.98
Earnings per common share
- assuming dilution (U.S. GAAP)	1.44	1.60	1.33	1.27	0.98

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	0
Corporate total	0	0	0	0	0

Earnings Excluding Special Items $M
Upstream
United States	999	865	1,091	1,011	709
Non-U.S.	4,468	4,471	4,723	4,769	3,303
Total	5,467	5,336	5,814	5,780	4,012
Downstream
United States	164	440	(60)	(287)	(203)
Non-U.S.	996	780	97	98	528
Total	1,160	1,220	37	(189)	325
Chemical
United States	676	685	539	292	315
Non-U.S.	553	683	710	424	561
Total	1,229	1,368	1,249	716	876

Corporate and financing	(506)	(364)	(800)	(257)	(483)
Corporate total	7,350	7,560	6,300	6,050	4,730
EPS excluding Special Items - assuming dilution	1.44	1.60	1.33	1.27	0.98

EXXON MOBIL CORPORATION

3Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil and	3Q10	2Q10	1Q10	4Q09	3Q09
natural gas liquids, kbd
United States	430	357	389	385	373
Canada/South America	253	267	261	255	267
Europe	294	348	365	372	350
Africa	631	599	666	657	666
Asia Pacific/Middle East	633	573	542	537	494
Russia/Caspian	180	181	191	187	185
Total liquids production	2,421	2,325	2,414	2,393	2,335

Natural gas production available for sale, mcfd
United States	3,726	1,412	1,335	1,298	1,292
Canada/South America	550	594	568	641	646
Europe	2,365	3,268	5,138	4,401	2,545
Africa	15	20	13	14	16
Asia Pacific/Middle East	5,371	4,552	4,437	4,180	3,510
Russia/Caspian	165	179	198	183	146
Total natural gas production available for sale	12,192	10,025	11,689	10,717	8,155

Total worldwide liquids and gas production, koebd	4,453	3,996	4,362	4,179	3,694

Refinery throughput, kbd
United States	1,752	1,807	1,720	1,748	1,751
Canada	453	418	439	412	417
Europe	1,550	1,570	1,530	1,571	1,542
Asia Pacific	1,304	1,143	1,242	1,348	1,349
Other Non-U.S.	305	254	225	300	293
Total refinery throughput	5,364	5,192	5,156	5,379	5,352

Petroleum product sales, kbd
United States	2,534	2,521	2,383	2,516	2,462
Canada	450	435	431	421	412
Europe	1,656	1,612	1,609	1,652	1,607
Asia Pacific	1,278	1,183	1,226	1,335	1,292
Other Non-U.S.	656	553	546	565	528
Total petroleum product sales	6,574	6,304	6,195	6,489	6,301

Gasolines, naphthas	2,680	2,565	2,535	2,621	2,593
Heating oils, kerosene, diesel	1,949	1,887	1,860	2,027	1,851
Aviation fuels	526	455	451	520	553
Heavy fuels	597	581	629	636	596
Specialty products	822	816	720	685	708
Total petroleum product sales	6,574	6,304	6,195	6,489	6,301

Chemical prime product sales, kt
United States	2,628	2,449	2,524	2,562	2,525
Non-U.S.	3,930	4,047	3,964	4,113	3,831
Total chemical prime product sales	6,558	6,496	6,488	6,675	6,356

EXXON MOBIL CORPORATION

3Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Average Realization Data	3Q10	2Q10	1Q10	4Q09	3Q09
United States
ExxonMobil
Crude ($/b)	70.69	73.13	72.97	70.21	61.27
Natural Gas ($/kcf)	4.13	4.11	5.32	4.23	3.31

Benchmarks
WTI ($/b)	76.04	77.78	78.67	76.06	68.19
ANS-WC ($/b)	76.37	78.30	79.07	75.80	69.13
Henry Hub ($/mbtu)	4.38	4.09	5.30	4.16	3.39

Non-U.S.
ExxonMobil
Crude ($/b)	73.82	75.24	74.21	72.62	66.17
Natural Gas ($/kcf)	6.26	5.83	6.45	6.18	5.14
European NG ($/kcf)	7.41	6.35	6.93	6.79	5.73

Benchmarks
Brent ($/b)	76.86	78.30	76.24	74.56	68.28

Capital and Exploration Expenditures, $M
Upstream
United States	2,352	772	772	983	858
Non-U.S.	5,280	4,570	4,774	5,543	4,049
Total	7,632	5,342	5,546	6,526	4,907
Downstream
United States	201	264	347	355	396
Non-U.S.	357	320	327	547	435
Total	558	584	674	902	831
Chemical
United States	62	66	68	82	66
Non-U.S.	463	492	546	731	681
Total	525	558	614	813	747
Other	54	35	43	22	8

Total Capital and Exploration Expenditures	8,769	6,519	6,877	8,263	6,493

Exploration Expense Charged to Income, $M
Consolidated - United States	62	45	55	64	60
- Non-U.S.	437	361	630	617	434
Non-consolidated - ExxonMobil share - United States	1	1	1	1	0
- Non-U.S.	1	8	3	3	7
Total Exploration Expense Charged to Income	501	415	689	685	501

Effective Income Tax Rate, %	45%	43%	50%	45%	50%

Common Shares Outstanding (millions)
At quarter end	5,043	5,092	4,698	4,727	4,747
Average - assuming dilution	5,089	4,729	4,736	4,760	4,803

Total Cash and Cash Equivalent ($G)	12.2	13.3	13.7	10.7	12.5

Total Debt ($G)	18.3	20.4	9.5	9.6	9.6

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	13.1	9.2	13.1	8.6	8.8
Sales of subsidiaries, investments and PP&E	0.8	0.4	0.4	0.3	0.2
Cash flows from operations and asset sales	13.9	9.6	13.5	8.9	9.0

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the third quarter of 2010. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

3Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

	3Q10 vs.	3Q10 vs.
Earnings Factor Analysis, $M	3Q09	2Q10
Upstream
Prior Period	4,012	5,336
Realization	1,030	90
Volume/Mix	270	160
Other	150	-120
Current Period	5,467	5,467
Downstream
Prior Period	325	1,220
Margin	300	-390
Volume/Mix	150	110
Other	390	220
Current Period	1,160	1,160
Chemical
Prior Period	876	1,368
Margin	370	-220
Volume/Mix	50	60
Other	-70	20
Current Period	1,229	1,229

Upstream Volume Factor Analysis, KOEBD
Prior Period	3,694	3,996
Entitlements	-21	-1
Quotas	31	4
Divestments	-1	-1
Acquisitions	498	471
Net Growth	252	-16
Current Period	4,453	4,453